EXHIBIT 13.1

CERTIFICATION PURSUANT TO
 18 U.S.C. Section 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Seven Arts Pictures plc (the “Group”) on Form 20-F for the period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Peter Hoffman, Chief Executive Officer and Principal Financial Officer of the Group, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Group.

Date: December 21, 2011	By:	/s/ PETER HOFFMAN
Peter Hoffman Chief Executive Officer and Principal Financial Officer

A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to the Group and will be retained by the Group and furnished to the Securities and Exchange Commission or its staff upon request.